Q1 FY18 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Jason Willey
(206) 272-7908
j.willey@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces First Quarter Fiscal 2018 Results
SEATTLE, WA - January 24, 2018 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $523.2 million for the first quarter of fiscal 2018, up 1.4% from $516.0 million in the first quarter of fiscal 2017. Growth compared with the first quarter of fiscal 2017 was driven by Services and software solutions.
GAAP net income for the first quarter of fiscal 2018 was $88.4 million, or $1.41 per diluted share, compared to $94.2 million, or $1.44 per diluted share in the first quarter of fiscal 2017. Excluding the impact of stock-based compensation, amortization of purchased intangible assets, and non-recurring tax expenses, non-GAAP net income for the first quarter of fiscal 2018 was $141.6 million, or $2.26 per diluted share, compared to $130.3 million, or $1.98 per diluted share in the first quarter of fiscal 2017.
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
“We continue to see momentum with our software offerings, driven by customers deploying our solutions on-premises and in the public cloud,” said François Locoh-Donou, F5 President and Chief Executive Officer. "The organizational changes and go-to-market initiatives we began to put into place last year are gaining momentum and we expect to see increasing benefits as the current year progresses.
“Our recent State of Application Delivery report highlights a number of emerging trends across the global application landscape. It is clear, applications and related services are taking an increasingly important role as digital transformation reshapes the modern enterprise. We are well positioned to benefit from these broader industry trends as customers require more multi-cloud support, IT automation, and application security.”

Q1 FY18 Earnings Release	Page 2 of 4

For the second quarter of fiscal 2018, ending March 31, the company has set a revenue goal of $525 million to $535 million with a GAAP earnings target of $1.66 to $1.69 per diluted share and a non-GAAP earnings target of $2.24 to $2.27 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	March 31, 2018
	(in millions, except per share amounts)

Reconciliation of Expected Non-GAAP Second Quarter Earnings	Low	High
Net income	$103.2	$105.1
Stock-based compensation expense	$43.5	$43.5
Amortization of purchased intangible assets	$2.8	$2.8
Tax effects related to above items	$(10.2)	$(10.2)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$139.3	$141.2
Net income per share - diluted	$1.66	$1.69
Non-GAAP net income per share - diluted	$2.24	$2.27
2018 Analyst and Investor Meeting
F5 will hold a meeting for analysts and investors at the Sofitel New York Hotel, on the morning of March 8, 2018.
For more information and to register online, please visit: https://interact.f5.com/2018Q2SAnalystandInvestorMeetingMAR08_2a-RegistrationPage.html
The meeting will also be webcast live, beginning March 8 at 8:30 a.m. Eastern Time. The link for the live webcast will be accessible from the Investor Relations Events page on f5.com.

Q1 FY18 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Q1 FY18 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, restructuring charges have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2017, and litigation expenses primarily related to a jury verdict and other associated costs of that patent litigation have been excluded in fiscal 2016 and 2017.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	December 31,	September 30,
	2017	2017
ASSETS
Current assets
Cash and cash equivalents	$611,996	$673,228
Short-term investments	392,560	343,700
Accounts receivable, net of allowances of $2,052 and $1,815	291,093	291,924
Inventories	29,112	29,834
Other current assets	56,056	67,538
Total current assets	1,380,817	1,406,224
Property and equipment, net	117,310	122,420
Long-term investments	348,210	284,802
Deferred tax assets	39,719	53,303
Goodwill	555,965	555,965
Other assets, net	51,718	53,775
Total assets	$2,493,739	$2,476,489
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$46,748	$50,760
Accrued liabilities	176,534	187,379
Deferred revenue	721,994	696,404
Total current liabilities	945,276	934,543
Other long-term liabilities	51,970	44,589
Deferred revenue, long-term	269,279	267,902
Deferred tax liabilities	36	63
Total long-term liabilities	321,285	312,554
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 61,844 and 62,594 shares issued and outstanding	20,029	17,627
Accumulated other comprehensive loss	(19,478)	(17,997)
Retained earnings	1,226,627	1,229,762
Total shareholders’ equity	1,227,178	1,229,392
Total liabilities and shareholders’ equity	$2,493,739	$2,476,489

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	December 31,	September 30,	December 31,
	2017	2017	2016
Net revenues
Products	$227,303	$248,990	$239,483
Services	295,888	289,008	276,475
Total	523,191	537,998	515,958
Cost of net revenues (1)(2)
Products	43,265	46,641	41,676
Services	44,122	43,900	43,586
Total	87,387	90,541	85,262
Gross profit	435,804	447,457	430,696
Operating expenses (1)(2)
Sales and marketing	167,934	162,068	164,514
Research and development	85,889	85,479	87,050
General and administrative	39,984	37,832	41,678
Litigation expense	—	525	—
Restructuring charges	—	12,718	—
Total	293,807	298,622	293,242
Income from operations	141,997	148,835	137,454
Other income, net	2,145	5,027	2,643
Income before income taxes	144,142	153,862	140,097
Provision for income taxes	55,713	18,119	45,879
Net income	$88,429	$135,743	$94,218

Net income per share — basic	$1.42	$2.15	$1.45
Weighted average shares — basic	62,195	63,088	65,195

Net income per share — diluted	$1.41	$2.14	$1.44
Weighted average shares — diluted	62,550	63,446	65,645

Non-GAAP Financial Measures
Net income as reported	$88,429	$135,743	$94,218
Stock-based compensation expense (3)	40,948	41,586	46,611
Amortization of purchased intangible assets	2,805	2,788	3,403
Litigation expense	—	525	—
Restructuring charges	—	12,718	—
Tax effects related to above items	(9,183)	(17,472)	(13,966)
Non-recurring foreign tax credit benefit	—	(21,000)	—
Tax on deemed repatriation of undistributed foreign earnings	7,000	—	—
Remeasurement of net deferred tax assets due to change in U.S. tax rate	11,584	—	—
Net income excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, restructuring charges and non-recurring tax expenses and benefits (non-GAAP) - diluted	$141,583	$154,888	$130,266

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, restructuring charges and non-recurring tax expenses and benefits (non-GAAP) - diluted	$2.26	$2.44	$1.98

Weighted average shares - diluted	62,550	63,446	65,645

(1) Includes stock-based compensation as follows:
Cost of net revenues	$5,450	$5,280	$5,217
Sales and marketing	15,478	16,918	17,050
Research and development	12,406	12,004	13,932
General and administrative	7,614	7,384	10,412
	$40,948	$41,586	$46,611

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,028	$2,027	$2,785
Sales and marketing	252	252	252
General and administrative	525	509	366
	$2,805	$2,788	$3,403

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended
	December 31,
	2017	2016
Operating activities
Net income	$88,429	$94,218
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss on disposition of assets and investments	49	30
Stock-based compensation	40,948	46,611
Provisions for doubtful accounts and sales returns	593	291
Depreciation and amortization	15,180	14,887
Deferred income taxes	14,226	(2,945)
Changes in operating assets and liabilities:
Accounts receivable	238	(45,327)
Inventories	722	374
Other current assets	11,517	(306)
Other assets	(696)	391
Accounts payable and accrued liabilities	(8,216)	37,082
Deferred revenue	26,967	44,006
Net cash provided by operating activities	189,957	189,312
Investing activities
Purchases of investments	(238,632)	(98,983)
Maturities of investments	113,771	105,744
Sales of investments	9,248	11,211
(Increase) decrease in restricted cash	(21)	32
Cash provided by sale of fixed asset	1,000	—
Acquisition of intangible assets	—	(4,000)
Purchases of property and equipment	(6,491)	(14,133)
Net cash used in investing activities	(121,125)	(129)
Financing activities
Excess tax benefit from stock-based compensation	—	2,940
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	19,915	18,836
Repurchase of common stock	(150,025)	(150,021)
Net cash used in financing activities	(130,110)	(128,245)
Net (decrease) increase in cash and cash equivalents	(61,278)	60,938
Effect of exchange rate changes on cash and cash equivalents	46	(2,575)
Cash and cash equivalents, beginning of period	673,228	514,571
Cash and cash equivalents, end of period	$611,996	$572,934